EXHIBIT A

                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the attached
Schedule 13G, and any and all amendments thereto, and expressly authorize INVESCO PLC, as the ultimate parent company of each of its undersigned subsidiaries, to file such Schedule 13G, and any and all amendments thereto, on behalf of each of them.

Dated: November 9, 2007                 INVESCO PLC


                                        By: /s/ Lisa Brinkley
                                            ------------------------------------
                                        Name:  Lisa Brinkley
                                        Title: Global Compliance Director

                                        AIM Advisors, Inc.


                                        By: /s/ Todd L. Spillane
                                            ------------------------------------
                                        Name: Todd L. Spillane
                                        Title: Chief Compliance Officer


                                        AIM Capital Management, Inc.


                                        By: /s/ Todd L. Spillane
                                            ------------------------------------
                                        Name: Todd L. Spillane
                                        Title: Chief Compliance Officer


                                        AIM Funds Management, Inc.


                                        By: /s/ Wayne Bolton
                                            ------------------------------------
                                        Name: Wayne Bolton
                                        Title: Vice President, Compliance &
                                               Chief Compliance Officer


                                        AIM Private Asset Management, Inc.


                                        By: /s/ Todd L. Spillane
                                            ------------------------------------
                                        Name: Todd L. Spillane
                                        Title: Chief Compliance Officer


                                        INVESCO National Trust Company


                                        By: /s/ Kevin Lyman
                                            ------------------------------------
                                        Name: Kevin Lyman
                                        Title: Assistant General Counsel


                                        Atlantic Trust Company, N.A.


                                        By: /s/ Wayne Dewitt
                                            ------------------------------------
                                        Name: Wayne DeWitt
                                        Title: General Counsel


                                        INVESCO Hong Kong Limited


                                        By: /s/ Asha Balachandra
                                            ------------------------------------
                                        Name: Asha Balachandra
                                        Title: Reg. Head of Legal AP

                                        INVESCO Asset Management Deutschland
                                        GmbH


                                        By: /s/ Stephanie Ehrenfried
                                            ------------------------------------
                                        Name: Stephanie Ehrenfried
                                        Title: Head of Legal CE


                                        INVESCO Asset Management Limited


                                        By: /s/ Nick Styman
                                            ------------------------------------
                                        Name: Nick Styman
                                        Title: Director of European Compliance


                                        INVESCO Asset Management S.A.


                                        By: /s/ Patrick Riviere
                                            ------------------------------------
                                        Name: Patrick Riviere
                                        Title: Chief Regional Officer


                                        INVESCO Asset Management Osterreich GmbH


                                        By: /s/ Thomas Kraus
                                            ------------------------------------
                                        Name: Thomas Kraus
                                        Title: Head of Sales


                                        INVESCO Global Asset Management (N.A.),
                                        Inc.


                                        By: /s/ Jeffrey Kupor
                                            ------------------------------------
                                        Name:  Jeffrey Kupor
                                        Title: Head of Legal WW Institutional


                                        INVESCO GT Management Company S.A.


                                        By: /s/ Nick Styman
                                            ------------------------------------
                                        Name: Nick Styman
                                        Title: Director of European Compliance


                                        INVESCO Institutional (N.A.), Inc.


                                        By: /s/ Jeffrey Kupor
                                            ------------------------------------
                                        Name:  Jeffrey Kupor
                                        Title: Head of Legal WW Institutional


                                        INVESCO Management S.A.


                                        By: /s/ Alain Gerbaldi
                                            ------------------------------------
                                        Name: Alain Gerbaldi
                                        Title: Head of Performance Measurement &
                                               Risk Analysis


                                        INVESCO Maximum Income Management S.A.


                                        By: /s/ Alain Gerbaldi
                                            ------------------------------------
                                        Name: Alain Gerbaldi
                                        Title: Head of Performance Measurement &
                                               Risk Analysis


                                        INVESCO Private Capital, Inc.


                                        By: /s/ Jeffrey Kupor
                                            ------------------------------------
                                        Name: Jeffrey Kupor
                                        Title: Head of Legal WW Institutional

                                        INVESCO Senior Secured Management, Inc.


                                        By: /s/ Jeffrey Kupor
                                            ------------------------------------
                                        Name: Jeffrey Kupor
                                        Title: Head of Legal WW Institutional


                                        INVESCO Taiwan Limited


                                        By: /s/ Asha Balachandra
                                            ------------------------------------
                                        Name: Asha Balachandra
                                        Title: Reg. Head of Legal, AP


                                        INVESCO Asset Management (Japan) Limited


                                        By: /s/ Asha Balachandra
                                            ------------------------------------
                                        Name: Asha Balachandra
                                        Title: Reg. Head of Legal, AP


                                        INVESCO Asset Management Ireland Limited


                                        By: /s/ Alain Gerbaldi
                                            ------------------------------------
                                        Name: Alain Gerbaldi
                                        Title: Head of Performance Measurement &
                                               Risk Analysis


                                        INVESCO Kapitalanlagegesellschaft GmbH


                                        By: /s/ Stephanie Ehrenfried
                                            ------------------------------------
                                        Name: Stephanie Ehrenfried
                                        Title: Head of Legal CE


                                        PowerShares Capital Management LLC


                                        By: /s/ Kevin Gustafson
                                            ------------------------------------
                                        Name: Kevin Gustafson
                                        Title: General Counsel, COO & CCO


                                        Stein Roe Investment Counsel, Inc.


                                        By: /s/ Greg Campbell
                                            ------------------------------------
                                        Name: Greg Campbell
                                        Title: General Counsel